UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                --------------

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 9, 2005



                       Hansen Natural Corporation
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           (Exact name of registrant as specified in its charter)




                                Delaware
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              (State or other jurisdiction of incorporation)



            0-18761                               39-1679918

  ----------------------------------------------------------------------
   (Commission File Number)           (IRS Employer Identification No.)


                              1010 Railroad Street
                            Corona, California 92882
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            (Address of principal executive offices and zip code)


                             (951) 739 - 6200
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            (Registrant's telephone number, including area code)


                                 N/A
     -----------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 2.02.  Results of Operations and Financial Condition

          On August 9, 2005, Hansen Natural Corporation ("Hansen") issued a press release relating to its financial results for the second quarter ended June 30, 2005, a copy of which is furnished as Exhibits 99.1 hereto. The press release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Hansen's Quarterly Report on Form 10-Q.

Item 9.01  Financial Statements and Exhibits


     (c) Exhibits.

         The following exhibit is furnished herewith:

         Exhibit 99.1 Press Release dated August 9, 2005.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Hansen Natural Corporation



Date:  August 9, 2005                /s/Hilton H. Schlosberg
                                     --------------------------------
                                     Hilton H. Schlosberg
                                     Vice Chairman of the Board of Directors,
                                     President and Chief Financial Officer